IEH Corporation (IEHC) Presentation for LD Micro Invitational 4/10/25 Dave Offerman President, CEO www.iehcorp.com

Forward Looking Statements This presentation may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or IEH`s future financial performance. Any statements that are not statements of historical fact (including without limitation statements to the effect that the Company or its management "believes", "expects", "anticipates", "plans", “intends” and similar expressions) should be considered forward looking statements that involve risks and uncertainties which could cause actual events or IEH`s actual results to differ materially from those indicated by the forward - looking statements. For a discussion of such risks and uncertainties, see “Risk Factors” in the company’s periodic reports filed with the SEC, including our Annual Report on Form 10 - K for the fiscal year ended March 31, 2024. In light of the risks and uncertainties inherent in the forward - looking statements included herein, the inclusion of such statements should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved. The forward - looking statements contained in this presentation are made as of the date hereof and may become outdated over time. The Company does not assume any responsibility for updating any forward - looking statements.

Hyperboloid Connectors and Contacts

HISTORY - Founded in 1941 by Louis Offerman - Located in SoHo, NYC - Originally made tools, dies and gauges for the Army during WWII Louis Offerman and his son Bernard, 1917 Louis and Bernard at IEH, 1941 Louis Offerman and his son Bernard, 1917 Louis and Bernard at IEH, 1941

HISTORY - Late 1940’s, began manufacturing tube sockets for consumer electronics industry - Changed name to “Industrial Hardware”, and went public July 29, 1954

HISTORY - 1960’s - business evolved from tube sockets to transistor and cathode ray tube (CRT) sockets - By 1970’s IEH was the largest CRT socket manufacturer in the world, making 70M sockets per year Louis Offerman and his two sons Bernard and Seymour at IEH, 1965

HISTORY Late 60’s - IEH purchased a non - exclusive license to produce Hyperboloid contacts, from FRB, and achieved qualification to the military specification for PCB connectors.

HISTORY Late 70’s through 1990’s - IEH business in military PCB connectors took off, due to customer demand for lower insertion forces. Product offering has grown from there, driven by customer demand and market determinations. Seymour Offerman, then President of IEH, with his nephew Michael Offerman, then VP of Sales, 1986.

HISTORY 1990s IEH moves from Manhattan to Brooklyn, and expands our product lines. Brooklyn Army Terminal, IEH’s headquarters since 1992

84 years and 4 Generations of Famil y - Run, USA - Made 2000’s – Present IEH continues to be one of the world’s leading producers of Hyperboloid connectors and contacts, and continues to diversify and expand product offerings Former President and CEO Michael Offerman and his son, IEH’s current President and CEO Dave Offerman, 2010 Ribbon - Cutting at Grand Opening of IEH’s Allentown, PA Facility March 2022

What is Hyperboloid Technology

The Hyperboloid contact is an advanced design that satisfies performance requirements previously considered impossible. Unique in concept, it is used in connectors having the highest standards of performance. The distinguishing feature of the Hyperboloid socket is the hyperboloid - shaped sleeve formed by straight wires strung at an angle to the longitudinal axis. When the pin is inserted into this sleeve, the wires stretch, well within elastic limits, to accommodate it. In so doing, the wires wrap themselves around the pin providing a number of continuous line contact paths.

- Low Insertion/Extraction Forces - Impervious to Shock & Vibration - Higher Current - Carrying Capacity - Longer Life

PCB Connectors

IEH Products Power and Signal Contacts

IEH Products Custom Interconnects and Flex/Cable Assemblies

IEH Products High - Speed Connectors

IEH Products Modular Hybrid Connectors

Some of our Applications • Avionics Platforms • Engine Control Systems • Missiles and Torpedoes • Guidance Systems • Vehicular Electronics • Satellites • Rocket Launchers • Down - hole drilling equipment • Medical Devices • Industrial and Environmental Controls • Hand Held devices • Test Equipment • Fuel Management Systems • Military Radios

Sector Distribution as of 12/31/24 Defense Commercial Aerospace Space Other

Market Distribution as of 12/31/24 US International

0 5000 10000 15000 20000 25000 30000 35000 40000 IEH Revenue Fiscal 2004 - 2025* (in thousands)

Notes on Revenue 18 years of steady, profitable, debt - free growth, until…. Two Consecutive Black Swan Events… - Boeing 737MAX twin crashes and subsequent worldwide grounding, affecting 7 - 10% of IEH revenue - COVID - 19, air travel declines 90% in one week, affecting another 25% of IEH revenue - And, Defense revenue declines due to shift in defense posture and priorities

IEHCORP.COM Since then - SLOW Boeing recovery - Defense Spending accelerating - Commercial Space Launch business “taking off”

After a 45% decline from FY2021 - 2023, revenue has since recovered 47%*, and on track for 3 rd best year ever * Fiscal 2025 projection

SAP Migration Issue and SEC Notice - Inventory discrepancy when moving from legacy MRP to SAP platform, impeding financial reporting from fiscal years 2021 - 2023 - SEC sent notice threatening to delist Aug 2022 - May 2023 IEH files “Super - 10K”, covering fiscal years 2021 - 2023, and has filed each subsequent Q and K on time - Currently petitioning SEC for dismissal Awaiting decision from SEC on petition for dismissal

Moving Forward….

Market Recovery and Sector Growth Defense Market Resurgence Boeing accelerating production Airbus increases Commercial Space Launch ascendant

Strategic Diversification Beyond “Two Baskets” - Further Expansion into Medical Devices, Industrial Applications - Continuing to drive growth in Commercial Space

Marketing and Product Development Initiatives Enhanced Marketing Significantly increased marketing budget with a new firm to drive market penetration and brand awareness across target industries. Digital Presence Implementing Search Engine Optimization (SEO) and visual changes to our website, complemented by comprehensive rebranding efforts. Product Innovation Additional R&D investments into new products specifically designed for medical, space, and industrial applications. Strategic Growth Exploring potential M&A activity to diversify not just our markets but our product mix as well.

Operational Improvements Inventory Management Rigorous tracking to ensure inventory aligns with sales while remaining as low as possible Pricing Strategy Aggressive price increases to offset inflationary pressures and improve margins Workforce Optimization Leaner labor force with improved efficiency and reduced overtime costs Cost Control Stabilized SG&A costs and more disciplined approach to material purchases and service fees

0 5000 10000 15000 20000 25000 30000 35000 40000 2019 2020 2021 2022 2023 2024 2025 (Projected) IEH Revenue Fiscal 2019 - 2024 (in thousands)

IEH Net Income 2019 - 2025* $(7,000,000.00) $(6,000,000.00) $(5,000,000.00) $(4,000,000.00) $(3,000,000.00) $(2,000,000.00) $(1,000,000.00) $- $1,000,000.00 $2,000,000.00 $3,000,000.00 $4,000,000.00 2019 2020 2021 2022 2023 2024 First 9 months of 2025 *First Nine Months of FY2025

0 2000 4000 6000 8000 10000 12000 14000 16000 2019 2020 2021 2022 2023 2024 2025 Cash as of April 1

IEHC Share Price 0 5 10 15 20 25 2019 2020 2021 2022 2023 2024 2025

IEH Revenue 0 2000 4000 6000 8000 10000 12000 14000 16000 2019 2020 2021 2022 2023 2024 2025 Cash IEHC April 1 Share Price 0 5 10 15 20 25 2019 2020 2021 2022 2023 2024 2025 0 10000 20000 30000 40000 2019 2020 2021 2022 2023 2024 2025… IEH Net Income 2019 - 2025* $(8,000,000.00) $(6,000,000.00) $(4,000,000.00) $(2,000,000.00) $- $2,000,000.00 $4,000,000.00 2019 2020 2021 2022 2023 2024 First 9 months of 2025

Recap…. - 15+ years of steady, year - over - year profitable, debt - free growth - 3 difficult years - Recovery fully underway Cash growing Markets improving Revenue increasing

Moving Forward… - Market Diversification and new Product Development - Leaner Operations, with Capacity to Grow - M&A - Greater Shareholder Engagement Join us for this next Stage in our Journey!

IEHCORP.COM Thank you! Dave Offerman President, CEO www.iehcorp.com